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                                                                    Exhibit 99.4

              CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Dynegy Inc. ("Dynegy") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission (the "SEC") on August 14, 2002 (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. ss.ss. 1350 as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, to his knowledge and upon a review of the Report, that, subject to the qualifications noted below:

     (1) The Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Dynegy as of the dates and for periods presented as required by such Report.

     In rendering this certification, the undersigned notes the following qualifications, each of which limits and qualifies the above certification because they may materially alter the information required to be in the Report for the above certification to be correct:

     (a) The financial statement restatements which Dynegy and its independent auditors have determined are required and which relate to a structured natural gas transaction referred to as "Project Alpha," which have not been issued.

     (b) The pending restatements and ongoing re-audits by PricewaterhouseCoopers LLP of Dynegy's financial statements for each year in the three-year period ended December 31, 2001 resulting from the items identified in paragraphs (a), (d) and (e) and any other adjustments that may be required or recommended by PricewaterhouseCoopers LLP as a result of such re-audits.

     (c) The required interim review of Dynegy's quarterly financial statements for 2002, including those in the Report, has not been completed and will not be performed by PricewaterhouseCoopers LLP until completion of the re-audits of each year in the three-year period ended December 31, 2001, and any adjustments resulting therefrom.

     (d) The results of the ongoing balance sheet review and reconciliation process relating to Dynegy's natural gas marketing business and their impact on the information included in the Report.

     (e) The evaluation by PricewaterhouseCoopers LLP of Dynegy's interpretation of hedge accounting under the Statement of Financial Accounting Standards No. 133 and its impact on the information included in the Report.

     (f) The results of pending investigations by the SEC, the U.S. Attorney, the Federal Energy Regulatory Commission, the Commodity Futures Trading Commission and the California Attorney General respecting, among other things, Project Alpha,


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          Dynegy's activities in the California power market, "round-trip"
          trades, a financing transaction referred to as "Black Thunder" and whether there have been any violations of laws in connection with Dynegy's related financial and public statements, and the impact of the results of such investigations on the information included in the Report.

     (g) The results of the ongoing review by the staff of the SEC relating to Dynegy's shelf registration statement filed on Form S-3 on March 25, 2002, including the periodic reports incorporated by reference into the registration statement, and their impact on the information included in the Report.

     (h) Each of the other qualifications and limitations set forth in the Report, including the "Explanatory Note" on the table of contents thereto, the notes to the financial statements contained therein and the matters covered under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Uncertainty of Forward-Looking Statements and Information."

     In addition to the qualifications described above, the undersigned did not serve as chief financial officer of Dynegy during a substantial portion of the period covered by the Report. This certification is qualified by the foregoing and is based upon, among other things, the undersigned's responsibilities as chief financial officer, his own due diligence and representations made by certain members of Dynegy's senior management, including Dynegy's Lead Director and Audit Committee Chairman.


/s/ Louis J. Dorey
--------------------------------
Louis J. Dorey
Chief Financial Officer

August 14, 2002


     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Dynegy for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.